UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2013

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota	1-13471	41-1656308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota		55445
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Executive Compensatory Arrangements

Beginning effective May 13, 2013, Insignia Systems, Inc. (hereinafter, the “Company”) entered into employment arrangements (hereinafter “Agreement(s)” and attached hereto as Exhibits 10.1 and 10.3) with Glen P. Dall, President and Chief Operating Officer, and John C. Gonsior, VP of Finance, Treasurer and Chief Financial Officer, (hereinafter, “Executive(s)”). The Agreements generally provide that in the event of termination of employment by the Company for reasons not due to Cause (as defined in the Agreements), the affected Executive will be eligible for payment of one year of his annual base salary in effect at the time of termination plus an amount equal to the bonus earned, if any, in the twelve (12) months prior to termination. Payment to an Executive cannot exceed $500,000.

The Agreements also provide that in the event of a Change in Control and subsequent qualifying termination of employment as set forth in the Executives’ previously disclosed Change in Control Severance Agreements (hereinafter “Change in Control Agreement(s)” and attached hereto as Exhibits 10.2 and 10.4), the Company’s obligations related to payment of any amount upon termination will be governed by the Change in Control Agreement. In the event of the foregoing, the Agreements will be superseded and terminate.

The foregoing description of the Agreements and the Change in Control Agreements is intended to be a summary only and is qualified in its entirety by reference to the Agreements and the Change in Control Agreements attached to this Current Report as Exhibits 10.1-10.4 and incorporated by reference as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description

10.1	Glen P. Dall Agreement effective May 14, 2013
10.2	Glen P. Dall Amended Change in Control Severance Agreement effective September 1, 2010
10.3	John C. Gonsior Agreement effective May 13, 2013
10.4	John C. Gonsior Change in Control Severance Agreement effective June 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)

Date: May 16, 2013	By:	/s/ Scott F. Drill
Scott F. Drill CEO and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Glen P. Dall Agreement effective May 14, 2013
10.2	Glen P. Dall Amended Change in Control Severance Agreement effective September 1, 2010
10.3	John C. Gonsior Agreement effective May 13, 2013
10.4	John C. Gonsior Change in Control Severance Agreement effective June 13, 2011